Exhibit 4.1

FORM OF STOCK CERTIFICATE

COMMON STOCK	COMMON STOCK
NUMBER	SHARES

APU

Aeolus Pharmaceuticals, Inc.

INCORPORATED UNDER THE LAWS OF	SEE REVERSE FOR
THE STATE OF DELAWARE	CERTAIN DEFINITIONS
CUSIP 00765G 10 9

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

Aeolus Pharmaceuticals, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation, and all amendments thereto, to all of which the holder, by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Corporate Seal]

EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER AND SECRETARY	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)
Transfer Agent And Registrar

By

Authorized Signature

Aeolus Pharmaceuticals, Inc.

THE AUTHORIZED CAPITAL STOCK OF THE AEOLUS PHARMACEUTICALS, INC. INCLUDES PREFERRED STOCK. UPON REQUEST THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, INFORMATION IN WRITING AS TO THE NUMBER OF SUCH SHARES AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTION OF THE CERTIFICATE OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT–	as tenants by the entireties		(Cust) (Minor)
JT TEN –	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

		UNIF TRF MIN ACT -	Custodian (until age )
(Cust)
under Uniform Transfers

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the Capital Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.